BUSINESS COMBINATION (purchase price allocation of the assets acquired and the liabilities assumed at the acquisition date) (Details) - Jun. 30, 2021 - Loto Interactive ¥ in Thousands, $ in Thousands	HKD ($)	CNY (¥)
Purchase price allocation of the assets acquired and the liabilities assumed at the acquisition date
Current assets	$ 232,103	¥ 196,173
Property and equipment, net	201,713	170,488
Other non-current assets	71,728	60,625
Total identifiable assets acquired	505,544	427,286
Current liabilities	163,161	137,904
Non-current liabilities	2,388	2,018
Total liabilities assumed	165,549	139,922
Net identifiable assets acquired	$ 339,995	¥ 287,364